UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

CORNER GROWTH ACQUISITION CORP. 2

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40510	98-1582723
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

251 Lytton Avenue, Suite 200
Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 543-8180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	TRONU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	TRON	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRONW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 13, 2022, Corner Growth Acquisition Corp. 2. (the “Company”) issued a press release announcing that the Company and CGA Sponsor, 2 LLC (the “Sponsor”) have agreed that, if the extension proposal to amend the Company’s amended and restated memorandum and articles of association, (i) to extend the date by which the Company must either consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from June 21, 2022 to July 21, 2022 (the “Extension,” and such later date, the “Extended Date”), and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to eight times by an additional month each time after the Extended Date, upon two days’ advance notice prior to the applicable deadline, for a total of up to nine months to March 21, 2023, unless the closing of a business combination shall have occurred, is approved, they will deposit into the trust account an aggregate of $0.033 per share for each month (the “Monthly Contribution”) of the extension period up and until October 21, 2022, pro-rated for partial months during the Extension period, resulting in a maximum contribution of $0.132 per share of Class A Ordinary Shares that is not redeemed in connection with the upcoming special meeting on June 15, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Company’s commitment to funding the Monthly Contributions, the Company’s expectations with respect to future performance and anticipated financial impacts of the non-binding letter of intent that it has entered into with a differentiated food tech platform for an initial business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release issued June 13, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2022

CORNER GROWTH ACQUISITION CORP. 2

By:	/s/ Marvin Tien
Name:	Marvin Tien
Title:	Chief Executive Officer